FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 7:-FAIR VALUE MEASUREMENTS

Financial instruments measured at fair value on a recurring basis include warrants to convertible preferred shares (see note 9). The warrants are classified as a liability in accordance with ASC 480-10-25. These warrants were classified as level 3 in the fair value hierarchy since some of the inputs used in the valuation (the share price) were determined based on management’s assumptions. To calculate the fair value of the warrants, the Company first calculated the underlying preferred share value by using the income approach and the market approach. Then the equity value was allocated by using the hybrid model method utilizing two scenarios of OPM and IPO. Once the preferred shares value was derived from the two scenarios, the Black-Scholes model was utilized to calculate the warrants value in each one of the scenarios. Then, probability for each one of the scenarios was applied by the Company to derive the weighted average fair value of the warrants.

The following table summarizes the assumptions used by the Company in the Black-Scholes model:

	December 31,
	2019	2020	2021
Expected term	3	2.25	1.25
Expected dividend yield	0%	0%	0%
Expected volatility	78.11%	96.83%	83.00%
Risk-free interest rate	1.91%	0.42%	0.75%

The change in the fair value of the preferred share warrants liability is summarized below:

	2020	2021
Beginning of year	$5,163	$5,366
Change in fair value	203	13,257
End of year	$5,366	$18,623